UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2016
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________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The purpose of this Current Report on Form 8-K of Platform Specialty Products Corporation ("Platform") is to file Platform's unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2015 giving effect to the acquisitions by Platform of (i) Alent plc (the "Alent Acquisition") and (ii) Arysta LifeScience Limited (the "Arysta Acquisition") and the related financings. The unaudited pro formas are attached hereto as Exhibit 99.1 and are incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
99.1
Platform's unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2015 giving effect, on a pro forma basis, to the Alent Acquisition, the Arysta Acquisition, and the related financings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
July 12, 2016 (Date)	/s/Sanjiv Khattri Sanjiv Khattri Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1
Platform's unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2015 giving effect, on a pro forma basis, to the Alent Acquisition, the Arysta Acquisition, and the related financings.